Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2015
Deferred Acquisition Costs
(8)	Deferred Acquisition Costs

DAC at December 31, and the changes in the balance for the years then ended, are as follows:

	2015	2014	2013
Balance, beginning of year	$118,319	104,002	92,245
Capitalization	13,531	16,906	17,321
Interest	6,197	5,541	5,011
Amortization	(11,563)	(7,383)	(16,169)
Change in shadow DAC	7,890	(747)	5,594

Balance, end of year	$134,374	118,319	104,002

The change in shadow DAC balances are impacted by movements in unrealized gains and losses as a result of market conditions.

The Company reviews its best-estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best-estimate assumptions are applied to the current in-force policies to project future gross profits.The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2015, 2014, and 2013 is as follows:

	2015	2014	2013
Assets:
DAC	$2,641	856	(1,920)
DSI	337	356	(547)

Total increase (decrease) in assets	2,978	1,212	(2,467)

Liabilities:
Account balances and future policy benefit reserves	5,867	(1,259)	(4,669)
Unearned premiums	40	(2)	—

Total increase (decrease) in liabilities	5,907	(1,261)	(4,669)

Net (decrease) increase	(2,929)	2,473	2,202
Deferred income tax (benefit) expense	(1,025)	866	771

Net (decrease) increase	$(1,904)	1,607	1,431